Amendment No. 1
                      To OEM-IN Software License Agreement

This Amendment is the First Amendment ("Amendment No. 1") to the OEM-IN Software License Agreement (with Reproduction Rights) dated December 3, 2002 ("License Agreement"), by and between Cisco Systems, Inc., a California corporation with offices at 170 W. Tasman Dr. San Jose, California 95134 ("Cisco") and Visual Networks Operations, Inc., a Delaware corporation with offices at 2092 Gaither Road, Rockville, Maryland 20850("Licensor.") and is made retroactive to December 3, 2002 ("Effective Date"). All defined terms used in this Amendment No. 1 have the same meaning as in the License Agreement. The terms and conditions of this Amendment No. 1 supersede and replace any terms and conditions of the License Agreement, which are inconsistent with these terms and conditions. All other terms and conditions of the License Agreement remain in full force and effect.

Whereas, the Parties desire to amend Exhibit A, Software and Royalties, and Exhibit G, Licensor Support (Software), of the License Agreement; and

Now therefore, the Parties agree as follows:

1. Exhibit A and Exhibit G, attached hereto, shall replace Exhibit A and Exhibit G of the License Agreement, in their respective entirety, retroactive to December 3, 2002.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1, as of the date first above written.

Agreed:                                      Agreed:

CISCO SYSTEMS, INC.                          VISUAL NETWORKS OPERATIONS, INC.

By:    /s/ Anson Chen                        By:    /s/ Steven G. Hindman
       --------------------------                   ----------------------------

Name:  Anson Chen                            Name:  Steven G. Hindman
       --------------------------                   ----------------------------

Title:  VP/GM, INSMBU                        Title: Executive Vice President
       --------------------------                   ----------------------------

Date:   December 30, 2002                    Date:  December 19, 2002
       --------------------------                   ----------------------------

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                                                                               1

Exhibit A

SOFTWARE, ROYALTIES, AND SUPPORT COMPENSATION

      1. Payment. For each Software copy reproduced and distributed for revenue by or under the sublicense rights of Cisco, Cisco shall pay a per copy royalty of [***] of Net Invoice Price received by Cisco from the distribution of the Software. In the event Software is sold on a stand-alone basis, "Net Invoice Price" shall mean the Cisco's actual revenue received from the distribution of the Software hereunder, less deductions for refunds, returns, taxes, export fees and duties.

In the event Software is bundled with other Cisco products, "Net Invoice Price" shall mean the amount equal to Licensor's Proportionate Share (as determined below) of Cisco's actual revenue received from the distribution of the Software hereunder, less deductions for refunds, returns, taxes, export fees and duties. "Licensor's Proportionate Share" shall be determined by dividing the reference price of the Software by the sum of the list prices of the bundle components.

[***]

      2. Payment Terms. All undisputed royalties will be paid quarterly, pursuant to Cisco's fiscal year. Cisco will provide Licensor within forty-five
(45) days after the end of a Cisco fiscal quarter, (a) a report, substantially in the form as follows, showing the total invoices sent to Cisco's customers in the previous quarter and the Net Revenue received therefrom; and (b) a payment equal to royalties owed to Licensor related thereto (or, if the credits owed to Cisco hereunder exceed the amount of royalties owed in a particular quarter, an invoice, payable by Visual within thirty (30) days of receipt, for the amount of the excess). Cisco shall be entitled to credit for returns of the Software within [***] days from the date Cisco ships the Software. Any such credit will be offset against or deducted from royalties or other fees due to Licensor hereunder. In the event a customer makes a return for which Cisco does not receive a credit, Cisco shall be entitled to a credit against a future purchase by the same customer of the returned Software (or a subsequent version of such Software). To the extent that any royalties are in dispute, the parties agree to reasonably cooperate to resolve such dispute as quickly as reasonably possible.

Licensor retains complete discretion to change its software product price list or to discount the list price of its products. Notwithstanding any changes in Licensor's software product price list, the prices set forth in the Reference Price List shall not increase during the term of this Agreement. Licensor shall provide Cisco with written notice of a modification to its software product price list ninety (90) days before the effective date of any such modification unless the parties agree in writing to a shorter notice period. If Licensor's list price on its software products is reduced, Licensor will extend the price reduction to Cisco as of the date of written notice of such price reduction.

Cisco Systems, Inc. Confidential Information For Internal Use Only.

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                                                                               2

CISCO SYSTEMS
FY (YEAR)
(QUARTER)

--------------------------------------------------------------------------------
Software         Units Shipped                Net Invoice Price         Royalty
--------------------------------------------------------------------------------
xxxxx
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
yyyyy
--------------------------------------------------------------------------------
TOTALS:
--------------------------------------------------------------------------------

                                                                 ---------------
                                             TOTAL ACCRUAL:      $0.0
                                                                 ---------------

      3. Audit Rights. Cisco shall maintain, for a period of [***] years after the end of the year to which they pertain, complete records of the Software manufactured and/or distributed by Cisco in order to calculate and confirm Cisco's royalty obligations hereunder. Upon reasonable prior notice, Licensor will have the right, exercisable not more than once every [***] to appoint an independent accounting firm or other agent reasonably acceptable to Cisco, at Licensor's expense, to examine such financial books, records and accounts during Cisco's normal business hours to verify the royalties due from Cisco to Licensor herein, subject to execution of Cisco's standard confidentiality agreement by the accounting firm or agent; provided, however, that execution of such agreement will not preclude such firm from reporting its results to Licensor. In the event an audit discloses an underpayment or overpayment of royalties due hereunder, the appropriate party will promptly remit the amounts due to the other party. If any such audit discloses a shortfall in payment to Licensor of more than five percent (5%) for any quarter, Cisco agrees to pay or reimburse Licensor for the expenses of such audit.

      4. [***]

      5. Support Compensation. Licensor shall be compensated for and shall perform Level 1 through Level 3 support, as follows:

(a) Initial Support Agreements: Cisco shall pay Licensor [***] of the net revenue received by Cisco of the portion of each initial Single-Year SAS Support Agreement, initial Multi-Year SAS Support Agreement and Master SAS Support Agreement sold covering support for the Software attributable to support of the Software.[***]

(b) Support Agreement Renewals: Cisco shall be responsible for generating all renewal sales and shall pay Licensor [***] of net revenue for each Support Agreement Renewal, provided that Licensor submits a report to Cisco within forty-five (45) days after each Cisco fiscal quarter end, detailing a list of Customers and Cisco support contracts expiring in the following quarter. Such report shall list the Customer name,

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                                                                               3

Support Agreement number, term of support, effective date of support, the Software identification numbers being renewed, and the total list price. Cisco shall thereafter submit a quarterly renewal report to Licensor in accordance with subparagraph (e) below. Licensor's obligation to submit support renewal reports to Cisco is contingent upon Cisco providing report information identified in subparagraph (f) below to Licensor for Licensor to complete support renewal reports for otherwise new support contracts. Licensor's obligations to submit renewal reports shall cease when Cisco has implemented an automated ability to track Support Agreement renewals and has provided Licensor thirty (30) days' advance written notice of such automation.

(c) [***]

(d) Shared Support: Although Cisco will endeavor to discourage Support Agreement sales and Renewals to Customers by a Cisco service integrator through Cisco's SIS'98 or other shared support programs ("Shared Support") when such sale or renewals are identified and accepted, the same percentage compensation noted in subparagraph (b) above shall be paid to Licensor.

(e) [***]

(f) Quarterly Report: For Initial Support Agreements and Renewals, Cisco shall submit (a) a report to Licensor within forty-five (45) days after each Cisco fiscal quarter end, detailing each Customer invoiced for support during such quarter, the Customer name, Support Agreement number, term of support, effective date of support Software identification numbers, and the total list price; and
(b) a payment equal to support fees owed to Licensor by Cisco in accordance with this Section 5. Licensor shall identify and advise Cisco of any issues pertaining to the quarterly reports within fifteen (15) business days after receipt of Cisco's report. If no issues are raised with such timeframe, the report shall be deemed accepted by Licensor. Cisco and Licensor will work in good faith to resolve any issues within a further thirty-day period.

(g) Non-Payment: In the event that Cisco is not in receipt of the invoiced support fees due from a Customer, Cisco may terminate the support of that individual Customer, less a pro-rata amount for the Licensor's agreed support compensation commencing on the date support started through the date that Cisco notifies Licensor that it has terminated support

(h) Credits: Section 2 of this Exhibit A to the Agreement regarding credit for returns or offsets against License fees due to Licensor also will apply with regard to maintenance and support fees. In addition, If a Cisco customer cancels or terminates its annual maintenance agreement with Cisco for which it has paid maintenance fees in advance and Cisco provides a pro-rata credit or refund to the customer of the unused portion of the maintenance fees paid, Licensor will provide Cisco with a credit or refund in the amount of the unused portion of the maintenance fees paid to Licensor as of the date Licensor is notified of such cancellation or termination. On a quarterly basis, Cisco will notify Licensor of such refund or credit.

Cisco Systems, Inc. Confidential Information For Internal Use Only.

*** Confidential Information has been omitted and filed separately with the
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                                                                               4

(i) Payment Schedule: Cisco shall pay Licensor the compensation reflected in subsection (a), (b), and (e) above, as applicable, for the term of such Support Agreement or Support Agreement Renewal together with any additional percentage based upon customer satisfaction bonus goals outlined in Exhibit G and any additional fees for Shared Support, within forty-five (45) days after Cisco's fiscal quarter end. Any supplement payment or credit shall be paid to Licensor during the immediate subsequent quarter; whereby Cisco shall make one payment during its fiscal quarter to Licensor for all then-current applicable compensation. Any credit or refund due Cisco shall be issued or paid by Licensor within forty-five (45) days following the Cisco fiscal quarter in which Cisco provides notice of such credit or refund to Licensor.

(j) Change in Compensation: At any time after the first twelve (12) months from the effective date of Exhibit G, upon thirty (30) days' written notice to Licensor, Cisco may, at its election, request additional Software training above from Licensor so that Cisco may assume additional support obligations after such training. Such additional training shall be offered to Cisco at a [***] discount off Licensor's standard pricing for support training. If Cisco assumes additional support responsibilities, compensation to Licensor shall be negotiated in good faith at a lower compensation percentage.

k) [***]

Cisco Systems, Inc. Confidential Information For Internal Use Only.

*** Confidential Information has been omitted and filed separately with the
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                                                                               5

EXHIBIT G

EXHIBIT G to License Agreement
LICENSOR SUPPORT
(Software)

This Exhibit G pertains to support for Licensor's Software.

Definitions: The following terms shall have the meaning assigned to them. Capitalized terms not defined herein shall have the meaning assigned to them in the Agreement.

"Agreement" means that OEM Software License Agreement by and between Licensor and Cisco, effective December 3, 2002.

"Customer" means Cisco's end-user of the Software who is requesting support.

"INSMBU" means Cisco's Intelligent Network Services Management Business Unit.

"Error" means a bug in the Software.

"Maintenance Release" means an incremental release of Software that provides maintenance fixes and may provide additional Software features. Maintenance releases are designated by Cisco as a change in the digit(s) to the right of the tenths digit of the Software version number [x.x.(x)].

"Major Release" means a release of Software that provides additional Software features and/or functions. Major Releases are designated by Cisco as a change in the ones digit of the Software version number [(x).x.x].

"Minor Release" means an incremental release of Software that provides maintenance fixes and additional Software features. Minor releases are designated by Cisco as a change in the tenths digit(s) of the Software version number [x.(x).x].

"Multi-Year Support Agreement" means a Support Agreement having a term greater than one (1) year.

"SAS" means Cisco's current standard software application service offering which includes Software bug fixes and patches and maintenance Updates (Minor Releases).

"Single-Year Support Agreement" means a Customer Support Agreement having a term of at least one (1) year, but less than two (2) years.

Cisco Systems, Inc. Confidential Information For Internal Use Only.

*** Confidential Information has been omitted and filed separately with the
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                                                                               6

"Support Agreement" means a support contract between Cisco and a Customer for the provision by Cisco of support and maintenance for the Software and shall include contracts for the initial period of support, renewal of such support, and reinstatement of expired support.

"Support Agreement Renewals" means Software maintenance, which is purchased by a Customer at least twelve (12) months after the initial Support Agreement.

"Updates" means Maintenance Releases, Version Releases, and/or Major Releases which contain the same configuration as originally acquired.

"Version Release" means an incremental release of Cisco Software that provides maintenance fixes and additional Software features. Version releases are designated by Cisco as a change in the tenths digit(s) of the Software version number [x.(x).x].

1.    SUPPORT LEVEL DEFINITIONS

1.1 Level 0 Support. Level 0 Support means that Customer shall have access to Cisco's Global Call Center and shall have access to Cisco's Technical Assistance Center for verifying Software support entitlement. Level 0 Support shall be provided directly to Customer customers by Cisco.

1.2 Level 1 Support. Level 1 Support includes the ability to provide general Software information and configuration support; collect relevant technical problem identification information; perform base problem determination; provide basic support on the standard protocols and features. Level 1 Support shall be provided directly to Customers by Licensor.

1.3 Level 2 Support. Level 2 Support includes Level 1 Support plus the ability to support problem isolation and Software specification defect determination; provide lab simulation and interoperability testing; define an action plan; analyze traces; provide advanced support on all protocols and features; filter non-technical problems from technical problems, reproduce problems in a lab, and diagnose problems remotely. Level 2 Support shall be provided directly to Customers by Licensor.

1.4 Level 3 Support. Level 3 Support includes fixing or generating workarounds for Software bugs and troubleshooting bugs that were not resolved during Second Level Support. Level 3 Support shall be provided directly to Customers by Licensor.

Cisco Systems, Inc. Confidential Information For Internal Use Only.

*** Confidential Information has been omitted and filed separately with the
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                                                                               7

2.    PROBLEM PRIORITIES DEFINITIONS

Problem priorities shall be classified as follows:

2.1 Priority 1: Cisco's customer is experiencing problems with the Software, which is causing critical impact to business operations if service is not restored quickly. No work-around is available. If a work-around is available, the priority may be reduced to either a Priority 2, Priority 3 or Priority 4, as identified below. Cisco, Cisco's customer, and Licensor will commit full-time resources around the clock to resolve the situation.

2.2 Priority 2: Cisco's customer is experiencing problems with the Software, which is impacting significant aspects of business operations. No work-around is available. If a work-around is available, the priority may be reduced to either a Priority 3 or Priority 4, as identified below. Cisco, Cisco's customer, and Licensor will commit full-time resources during Business Hours to resolve the situation.

2.3 Priority 3: Cisco's customer's network performance is degraded. Network functionality is noticeably impaired, but most business operations continue.

2.4 Priority 4: Cisco or Cisco's customer requires information or assistance on Software capabilities, installation, or configuration.

2.5 "Business Hours" means 6:00 a.m. to 6:00 p.m., Pacific Standard Time, Monday through Friday, excluding Cisco-observed holidays.

3.    ESCALATION GUIDELINES

3.1 The following table sets forth the escalation guidelines by which Licensor shall address customer support problems reported by Cisco and involve its management personnel to address such problems. Priority 1 problem escalation times are measured in calendar hours, twenty-four (24) hours per day, seven (7) days per week. Priority 2, Priority 3, and Priority 4 escalation times correspond with Business Hours. The Licensor manager to whom the problem is escalated will take ownership of the problem and ensure that updates are provided to the appropriate Cisco personnel. Cisco-initiated escalation's will begin at the Technical Support Group Leader level and proceed upward. This will allow those most closely associated with the support resources to correct any service problems quickly.

3.2 It is Cisco's policy to work with its customer to establish the Priority for a problem and to accept the customer's determination of the Priority. Licensor shall accept the Priority designation agreed to by Cisco and Customers and

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                                                                               8
communicated to Licensor by Cisco. Licensor will work with Cisco according to the processes and procedures contained in this Exhibit G.

-------------------------------------------------------------------------------
Elapsed       Priority 1         Priority 2       Priority 3       Priority 4
Time

-------------------------------------------------------------------------------
              Technical
1-Hour        Support
              Group Leader
-------------------------------------------------------------------------------
              Technical          Technical
4-Hour        Support            Support
              Director           Group Leader
-------------------------------------------------------------------------------
              Vice President     Technical
24-Hour       Engineering        Support
                                 Director
-------------------------------------------------------------------------------
48-Hour       President (CEO)    Vice
                                 President
                                 Engineering
-------------------------------------------------------------------------------
72-Hour                                           Technical
                                                  Support
                                                  Group Leader
-------------------------------------------------------------------------------
96-Hour                          President        Technical        Technical
                                 (CEO)            Support          Support
                                                  Director         Group
                                                                   Leader
-------------------------------------------------------------------------------


      1.  Name :  Noel Warnert
          Title:  Technical Support Lead
          Phone:  (301) 296-2414
          Pager or Cell: (240) 401-4227
          Email:  nwarnert@visualnetworks.com

      2.  Name :  Linda Vargas
          Title:  Manager of Customer Service
          Phone:  (301) 296-2738
          Pager or Cell: (301) 529-9037
          Email:  lvargas@visualnetworks.com

      3.  Name:   Wayne Fuller
          Title:  EVP, Product Operations
          Phone:  (301) 296-2673
          Pager or Cell:  (703) 629-3427
          Email:  wfuller@visualnetworks.com

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                                                                               9

        4.   Name:   Peter Minihane
             Title:  President & CEO
             Phone:  (301) 296-2365
             Pager or Cell: (240) 401-4863
             Email:  pminihane.visualnetworks.com

4.    SUPPORT

4.1 Software Support. Licensor will support any release of Software for the longer of: (a) the time until the general availability of the release that is two releases after such release; and (b) twenty-four (24) months, meaning that for that time period, Errors in that release will be corrected either by means of a patch or correction to that release. For a period of twelve (12) months after the initial Software Support term for a release referenced above, Software Support shall be offered to Cisco, if requested by Cisco, at Licensor's reasonable and customary time and materials rates. Subject to the prior written approval of the Cisco Serviceability Design Engineer for the Software, which approval shall not be unreasonably withheld, a subsequent release may be substituted to correct an Error in any Software release. Software releases shall be downward compatible, so that new releases are compatible with pre-existing configurations and data formats. Whenever commercially reasonable, Licensor shall have the capability to electronically transfer Software updates, upgrades, and patches/fixes to Cisco.

4.2 Customer Support. Cisco will provide Level 0 Support in the same manner that it provides such support for its other similar Software. Licensor will provide Level 1 Support, Level 2 Support, and Level 3 Support to a Customer by telephone and/or e-mail seven (7) days a week, twenty-four (24) hours per day, with a maximum one (1) hour telephone response time for all Priority 1 and Priority 2 problems. In the event that diagnostics and troubleshooting are required at a Customer site, as reasonably determined by Cisco, Cisco and Licensor will provide, at their own expense, the necessary resources for problem resolution in accordance with each party's respective obligations hereunder. Each party shall be entitled to recover its actual and reasonable expenses from the other party or from the Customer if it is later determined that the cause of the problem is so attributable. Cisco shall provide Licensor feedback on any Software bugs and potential fixes. Licensor shall use commercially reasonable efforts to resolve Software bugs.

4.3 Initial Call Flow Process

(a) Customer contacts Cisco's Global Call Center ("GCC") via Cisco's "800" number or the Customer opens their own case on-line via Cisco Case Open Tool. The GCC shall perform Level 0 Support by verifying customer support entitlement and opening a case in Cisco's CARE database ("Clarify"). The case is then

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


dispatched to the INSMBU-VISUAL NETWORKS CARE queue, which shall generate an internal case at nfm-Licensor-support@cisco.com, which shall be forwarded to Licensor's support email alias as provided to Cisco by Licensor Technical Support Group ("TSG"). INSMBU shall send a page for all P1 and P2 cases to the appropriate Licensor technical support pager and make reasonable efforts to send an email message and a message to support@visualnetworks.com and a message via phone to (800) 708-4784. In that respect, Licensor TSG shall provide its technical support schedule to Cisco and update such schedule if there are any changes via email.?? ??Licensor TSG shall report the time that it contacted the Customer, which is based on the support priority reflected in Section 4.4 below, and the associated Licensor case number to INSMBU within twenty-four hours after initial case response. Licensor TSG shall provide INSMBU with case updates on a weekly basis or more often if reasonably requested by Cisco. In turn, INSMBU will update cases in CARE on a weekly basis. While Licensor TSG is working on the case, INSMBU will update the case in CARE stating "This case is currently being supported by our third-party Licensor. The LICENSOR case reference is:
XXXX. If you have any questions, please call 1-800-LICENSOR_TSG." Licensor TSG will notify INSMBU when the case is ready to be closed. INSMBU will close the case when resolved, with case details. A customer satisfaction survey, as reflected in Section 9 hereinbelow, will be sent via CARE to the Customer after the case is closed.

(b) A troubleshooting tips document for the Software, prepared and maintained by Licensor TSG, will be made available to Cisco for Customer's on-line use in troubleshooting the problem, without Cisco's or Licensor's assistance. If the problem is not resolved, the case will be escalated to Licensor's TSG to perform Level 1, Level 2, and Level 3 Support, as appropriate. Licensor TSG may consult with INSMBU if necessary, but will work directly with the Customer to resolve a Software problem. INSMBU may occasionally call Licensor's TSG directly for case status.

(c) When Cisco's Customer Support database is modified by Cisco to allow appropriate supplier access, Licensor and Cisco will work in good faith to develop a call flow transition plan so that all case information is updated and transferred to the Cisco database.

4.4 Support Prioritization and Escalation Guidelines. To ensure that all Software problems and technical inquiries are reported in a standard format, Licensor will use and comply with the problem priority definitions and escalation guidelines herein pursuant to Section 3.2. Based on the priority of a Software problem, Licensor will provide to Cisco fixes or work-arounds in the following time frames:

      o Priority 1: Fix or work-around within eight (8) hours of problem report to Licensor;

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


      o Priority 2: Fix or work-around within two (2) business days of problem report to Licensor;

      o Priority 3: Fix or work-around within two (2) weeks of problem report to Licensor;

      o Priority 4: Fix or work-around within one (1) month of problem report to Licensor.

For Priority 3 or Priority 4 problems, if Licensor is unable to meet the time frames listed above, the Licensor will provide to Cisco within that time frame, at a minimum, a plan for addressing the problem.

4.5 Support Documentation. Promptly upon Cisco's written request, Licensor will supply Cisco with all technical documentation and resources that Cisco reasonably determines to be useful or necessary to perform Customer support or to analyze the technical benefits and risks of introducing new releases of Software into the Customer base. Such support documentation will include, without limitation: (i) Software specifications, (ii) release notes, (iii) debugging/support tools, and (iv) where available, lists of all error messages with explanations as needed and recommended actions. Licensor will regularly supply Cisco with all release notes or other documentation defining the relevant Software information, symptoms, solutions or work-arounds for Software problems. Licensor will keep accurate records of Software bugs and make such reports available to Cisco at least quarterly. Licensor will maintain an electronic means (e.g., an FTP server) through which Cisco can obtain up-to-date information on Software bugs, fixes, and code updates. During the term of this Agreement, Licensor will provide such support to Cisco at no charge.

5.    Training.

5.1 Upon Cisco's request, Licensor shall offer, at no cost to Cisco, prior to Licensor's first commercial shipment of any major Software release and at least annually thereafter, general Software training in the service and maintenance of Licensor's Software as mutually agreed by the parties, so that Cisco can perform its then-current support obligations hereunder. Cisco shall be responsible for all travel expenses, which Cisco may incur in connection with such training. Upon Licensor's request and as mutually agreed by the parties Cisco shall offer, at no cost to Licensor technical training on its software which is associated with Licensor's Software so that Licensor can perform its then-current support obligations hereunder. Licensor shall be responsible for all travel expenses, which Licensor may incur in connection with such training. The parties shall use commercially reasonable efforts to schedule such training concurrently to minimize travel costs.

5.2 Upon Cisco's request, more detailed Software training shall be offered to Cisco at such time and place as reasonably and mutually agreed, which shall include, if necessary, compatibility issues and engineering debug capabilities.

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


All of Licensor's reasonable expenses in connection with such additional training shall be pre-approved and reimbursed by Cisco, consistent with Cisco's standard policies. Such additional training shall be offered to Cisco at a [***] discount off Licensor's standard pricing for support training. Cisco shall be responsible for all travel expenses, which Cisco may incur in connection with such training.

6. Global Business Reviews. Unless otherwise mutually agreed, business reviews will be held remotely on a quarterly basis, after the close of Cisco's fiscal quarter, to assess Licensor's performance against the support objectives. Reviews will include the resetting of support standards for subsequent periods, establishing and measuring the performance record of Licensor, reviewing levels of call escalations and resolutions, providing general business updates, identifying any process improvement opportunities, reviewing forecasts of anticipated demand for the next one-hundred and eighty (180) day period, reviewing any quality assurance issues, reviewing any customer satisfaction issues, and addressing any other issues raised with reasonable advance notice by either party. Each party will provide any information, which is reasonably requested by the other party and will work with the other party to resolve any issues, concerns or problems identified within a reasonable amount of time. The location and/or meeting method will be mutually agreed upon by the parties and will be attended by the respective parties' Account Representative and by such other personnel as are appropriate.

7.    Support Level Requirements:

7.1 Licensor shall:

(a) Provide all the labor, expertise, and skills necessary for the performance of the support services in a manner reasonably satisfactory to Cisco and Cisco's customers. Licensor shall provide a Technical Tips Sheet for Customer's access on-line, describing the top ten support problems and solutions and use Cisco's phone support script as provided to Licensor by Cisco . The Technical Tips Sheet shall be available to Cisco electronically and shall be updated by Licensor TSG from time to time.

(b) [***]

(c) Identify bugs in other Cisco Software, which is associated with the Software as well as the Software and communicate those bugs to Cisco's DE on a weekly basis.

(d) Employ competent technical support and maintenance organizations, and use professional standards in the industry while performing services to Cisco and Customers hereunder.

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                                                                              13

(e) Provide Software patches and bug fixes to Cisco electronically so that Customers can access such updates and upgrades from Cisco's software upgrade tool.

(f) Upon Cisco's request, keep Cisco advised on the progress of the Customer support cases and the status of the support services.

(g) Keep accurate records of support services performed, evidence of which Licensor shall provide to Cisco upon resolution of each customer case.

(h) Upon reasonable advance notice, permit any designated representative of Cisco to periodically review during normal business hours Licensor's support center and observe the personnel who are performing support services for Cisco.

(i) Establish a problem reporting and tracking mechanism of support services performed by Licensor, which is reasonably acceptable to Cisco.

(j) Keep Cisco informed as to any problems, which involve the Software and/or Cisco technologies or impact Licensor's ability to deliver service or solutions to Cisco's customer, to communicate such problems promptly to Cisco, and to assist Cisco in the resolution of such problems.

(k) Appoint a relationship manager whose primary responsibility will be to work with the designated Cisco Serviceability Design Engineer or Cisco DE to manage the implementation of the support model, act as the focal point for day-to-day support issues and problem escalations, and participate in Cisco support-related activities.

Licensor shall not:

(a) Subcontract its duties and responsibilities hereunder to any other person or entity, in whole or in part, without prior written notice to and approval by Cisco, which consent shall not be unreasonably withheld.

(b) Disclose any Cisco customer support information to third parties without Cisco's prior written consent.

(c) Assign this support exhibit or any rights hereunder, without Cisco's prior written consent.

8.    Customer Satisfaction

8.1 Customer Satisfaction Survey: Cisco will survey its Customers under Software Support for the purpose of ensuring customer satisfaction with the Software and Licensor's support. For such purposes, Licensor shall provide

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*** Confidential Information has been omitted and filed separately with the
Securities and Exchange Commission pursuant to a confidential treatment request.


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


Cisco with any necessary customer contact information to conduct such a survey. Cisco shall accumulate a monthly average of the customer satisfaction scores from these surveys (sample attached).

8.2 Customer Satisfaction Scores: Customer satisfaction survey scores are defined as follows:

"Delighted Score" means that all survey questions had a response of 5.

"Dissatisfied Score" means that one or more survey questions had a response of 1 or 2.

"Satisfied Score" encompasses everything else, i.e. no 1's and 2's, but not all 5's.

8.3 Customer Satisfaction Goals and Bonus: Licensor's customer satisfaction goal, at a minimum, shall be to achieve a Satisfied Score. (c) During each Cisco fiscal quarter from the effective date of this Exhibit G and continuing through subsequent quarters thereafter, in the event that the customer satisfaction surveys average at least [***] during any Cisco fiscal quarter, Licensor shall receive a customer satisfaction bonus of [***] of the list price from the sale of an Initial Support Agreement or Support Agreement Renewal.

8.4 Dissatisfied Score: In the event any customer satisfaction surveys contains a Dissatisfied Score in any Cisco fiscal quarter, Licensor shall promptly contact the Customer who submitted the Dissatisfied Score to gather input about such score and provide Cisco with a case report which contains the details for such score and Licensor's corrective action. At any time, if [***] or more of the customer satisfaction surveys contain a Dissatisfied Score in any Cisco fiscal quarter, Cisco shall notify Licensor and Licensor shall comply with subparagraphs (a) and (b) below:

(a) Licensor will have five (5) business days from the date that Cisco gives Licensor a written notice of non-compliance to develop and present to Cisco a corrective action plan that will enable Licensor to meet the applicable customer satisfaction goals.

(b) Licensor will have thirty (30) days from the date that Cisco gives Licensor a written notice of non-compliance to initiate the corrective action plan to meet the applicable customer satisfaction goals.

8.5 Termination for Dissatisfaction Score: In the event that [***]or more of the customer satisfaction surveys contain a Dissatisfaction Score for two (2) consecutive Cisco fiscal quarters, at Cisco's option Cisco may (i) immediately

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                                                                              15
terminate Licensor's support services, and (ii) invoke transition training, as reflected in Section 12 below. Cisco shall be invoiced for reasonable fees for services actually rendered by Licensor prior to termination.

9.    CISCO AND LICENSOR CONTACTS:

Cisco Contact Information

      1. For questions concerning this Exhibit:

         Name:   Scott Mousley, Serviceability Design Engineer
                 (Office) phone number:  408 525-5945
                 (Pager) phone number: 800-365-4578
                 Email: smousley@cisco.com

      2. For questions concerning Software Support:

         Name:   Kui Zhang, Mgr. Software Development
                 (Office) phone number:408 526-7603
                 Email:  kzhang@cisco.com

      3. For questions concerning Entitlement:

         Name:   Rebecca Sanders,
                 Mgr.  Joint Venture Engineering Group - INSMBU
                 (Office) phone number: 408 853 9754
                 Cell: 512 917-8720
                 Pager: (800) 365-4578
                 Email: resande@cisco.com

         Name:   Andrew Zielinski, Product  Mgr. - INSMBU
                 (Office) phone number:  408 527 4831
                 Pager:  408 322-9842
                 Email:  azielins@cisco.com

      4. For legal notices under this Exhibit:

                 Cisco Systems, Inc.
                 170 West Tasman Drive
                 San Jose, CA  95134
                 Attn:  VP Legal and Government Affairs
                 Fax:  (408) 526-7019
                 Phone:  (408) 526-4000

Cisco Systems, Inc. Confidential Information For Internal Use Only.

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Licensor Contact Information

      1. For questions concerning Software Support:

         Name :  Noel Warnert
         Title:  Technical Support Lead
         Phone:  (301) 296-2414
         Pager or Cell: (240) 401-4227
         Email:  nwarnert@visualnetworks.com

         Name :  Linda Vargas
         Title:  Manager of Customer Service
         Phone:  (301) 296-2738
         Pager or Cell: (301) 529-9037
         Email:  lvargas@visualnetworks.com

      2. For questions concerning this Exhibit:

         Name:   Wayne Fuller
         Title:  VP, Engineering
         Phone:  (301) 296-2673
         Pager or Cell:  (703) 629-3427
         Email:  wfuller@visualnetworks.com

      3. For legal notices under this Exhibit:

         Visual Networks Operations, Inc.
         Attn: Corporate Counsel
         2092 Gaither Road
         Rockville, MD 20850
         301.296.2731 - fax
         301.296.2742 - voice

10. Support Compensation: In exchange for Licensor's support as reflected in this Exhibit, Cisco shall compensate Licensor pursuant to the terms of Section 5 of Exhibit A of the License Agreement.

11.   SUPPORT TERM AND TERMINATION.

11.1 This support exhibit shall be co-terminous with the Agreement. In that respect, in addition to this Section, Sections 13.1, 13.3, and 13. 4 of the Agreement shall apply to this support exhibit.

Cisco Systems, Inc. Confidential Information For Internal Use Only.

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

11.2 Cisco may terminate this support exhibit at any time for its convenience, for no reason or for any reason, with sixty (60) days' written notice to Licensor. In the event of such termination, Cisco shall be entitled to a prorated portion of any unused fees paid for support.

11.3 Transition Training: Upon termination or expiration of Licensor's support services herein, if requested by Cisco, Licensor shall provide technical training to Cisco at such time and place as is reasonably requested by Cisco and shall include, but not be limited to, conventional engineering training and instruction classes in the service and maintenance of the Software as well as instruction on resolving compatibility issues and engineering debug capabilities. Such transition training shall continue until Cisco can efficiently perform Level 1 and Level 2 support for the Software. All of Licensor's reasonable expenses in connection with such transition training shall be pre-approved and reimbursed by Cisco, consistent with Cisco's standard policies. Such additional training shall be offered to Cisco at a [***] discount off Licensor's standard pricing for support training.

11.4 In the event of any termination or expiration of the Agreement, at Cisco's request, Licensor shall make available to Cisco Level 3 support reflected in this Exhibit G, or other agreed support, at Licensor's reasonable and customary rates for a minimum of two (2) years after such termination or expiration.

11.5 The terms and conditions of this Section 11 supersede any terms and conditions of the Agreement, which are inconsistent with these terms and conditions.

Cisco Systems, Inc. Confidential Information For Internal Use Only.

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Customer Satisfaction Survey

Subject: Cisco Systems Survey

Recently you contacted the Cisco _To be filled in____.
We appreciate the opportunity to assist you, and we hope we were responsive to your needs.

CASE: CR-XXXXX OPENED: 00-XX-XXXX                         AGENT:

DESCRIPTION:

On a scale of 1 to 5 (1= Unacceptable, 2 = Poor, 3 = Met your needs, 4 - Good, 5 = Excellent) rate each of the following

(PLACE YOUR ANSWERS IN THE SURVEY AFTER EACH COLON).

(Q1) Ease of Access to Help line.......................................(1-5):
COMMENTS ON Q1:

(Q2) Timeliness of Information.........................................(1-5):
COMMENTS ON Q2:

(Q3) Effectiveness of Information......................................(1-5):
COMMENTS ON Q3:

(Q4) Software Knowledge of the Agent...................................(1-5):
COMMENTS ON Q4:

(Q5) Courteous Service.................................................(1-5):
COMMENTS ON Q5:

(Q6) OVERALL satisfaction of customer regarding software support ......(1-5):
COMMENTS ON Q6:
What could we do to better support you?


----------
Thank you for letting us know how we're doing and giving us the opportunity to improve.

Sincerely,



Cisco Systems, Inc. Confidential Information For Internal Use Only.

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


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